PARTNERS VARIABLE ANNUITY SERIES

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated December 4, 2015

to the

Prospectus dated May 1, 2015

Effective on or about December 23, 2015 (“merger date”), based on changes to the underlying fund portfolios, the following subaccounts will merge:

TARGET SUBACCOUNT	ACQUIRING SUBACCOUNT
TA Voya Conservative Allocation – Service Class	TA Asset Allocation – Conservative – Service Class
TA Voya Balanced Allocation – Service Class	TA Asset Allocation – Moderate – Service Class
TA Voya Moderate Growth Allocation – Service Class	TA Asset Allocation – Moderate Growth – Service Class

Due to the above mergers, the Acquiring Subaccounts will be added as investment options.

Please note:

•	The TA Asset Allocation – Conservative – Service Class subaccount has been added as a Designated Investment Option under the Designated Allocation Group C of the Retirement Income Choice® 1.6 Rider and as a Designated Investment Option under Retirement Income Max® Rider.

•	The TA Asset Allocation – Moderate – Service Class subaccount has been added as a Designated Investment Option under Designated Allocation Group B of the Retirement Income Choice® 1.6 Rider.

•	The TA Asset Allocation – Moderate Growth – Service Class has been added as a Designated Investment Option under the Designated Allocation Group A of the Retirement Income Choice® 1.6 Rider.

•	The investment options offered in the Acquiring Subaccounts use volatility controlled strategies. Generally, these strategies can be expected to reduce your participation in market gains. Volatility controlled investment options may result in lower policy values and lower guaranteed benefits when the amount of those benefits is tied to investment performance. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. Please make sure to read the INVESTMENTS OPTIONS - Investment Restrictions Section in the prospectus for more important information about the use of volatility controlled strategies.

•	These investment options may vary for certain policies and may not be available for all policies.

If you do not wish to remain allocated to the Acquiring Subaccounts, you may generally transfer your policy value allocated in the Acquiring Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or new investment allocation violates any guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits). Please see the prospectus for more information about investment allocation requirements that may be applicable to you.

If you reallocate your policy value to another subaccount from any Acquiring Subaccount, you will not be charged for the transfer from that Acquiring Subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

Effective on or about December 23, 2015 (“liquidation date”), pending approval at a special meeting of holders who are invested in Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP, the following subaccounts will be liquidated and removed as investment options:

TA Voya Immediate Bond – Service Class

TA Voya Large Cap Growth – Service Class

If you reallocate your policy value from any liquidating subaccount to any other subaccount prior to the liquidation date, you will not be charged for the transfer from the liquidating subaccount. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year. Any assets remaining in the liquidating funds as of the close of the NYSE on the liquidation date, will be liquidated into the TA Aegon Money Market- Service Class (“Money Market Subaccount”). If the liquidation proceeds related to your interest are transferred to the Money Market Subaccount, you may subsequently transfer to another investment option without a transfer charge. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Partners Variable Annuity Series dated May 1, 2015